UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011 (November 2, 2011)

Triangle Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00733	06-1798488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina		27612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 719-4770

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 1, 2011, Triangle Capital Corporation (the “Company”) entered into a Supplement and Joinder Agreement (the “Agreement”), dated as of November 1, 2011, among the Company, Branch Banking and Trust Company, Fifth Third Bank and Morgan Stanley Bank, N.A. The Agreement increases the amount available under the Company’s senior secured credit facility (the “Facility”) from $50 million to $75 million. The existing lenders, Branch Banking and Trust Company and Fifth Third bank, each increased their commitments by $6.25 million from $25 million to $31.25 million, and Morgan Stanley Bank, N.A. agreed to extend the Company a new commitment in the amount of $12.5 million. The Facility has an accordion feature that allows for an increase in the total loan size up to $90 million.

The above summary is not complete and is qualified in its entirety to the full text of the Agreement.

A copy of the press release related to the Agreement is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On November 2, 2011, Triangle Capital Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in these Items 2.02 and 7.01 of Form 8-K, and Exhibit 99.1 attached hereto, is being furnished by the Company in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition as of and for the quarter ended September 30, 2011.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in these Items 2.02 and 7.01, and Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 is being furnished herewith to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Supplement and Joinder Agreement for Triangle Capital Corporation Credit Agreement, dated as of November 1, 2011, among Triangle Capital Corporation, Branch Banking and Trust Company, Fifth Third Bank and Morgan Stanley Bank, N.A.

99.1	Press Release dated November 2, 2011 of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation

Date: November 2, 2011	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Supplement and Joinder Agreement for Triangle Capital Corporation Credit Agreement, dated as of November 1, 2011, among Triangle Capital Corporation, Branch Banking and Trust Company, Fifth Third Bank and Morgan Stanley Bank, N.A.

99.1	Press Release dated November 2, 2011 of the Company.

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